UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

Venture Lending & Leasing VIII, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-01162	47-3919702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 234-4300

 (Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual shareholder meeting (the “Meeting”) of Venture Lending & Leasing VIII, Inc. (the “Fund”) was held on May 17, 2023, to consider and vote on the election of four members of the Board of Directors of the Fund (Spiro C. Lazarakis, Arthur C. Spinner, Monica Lai and Maurice C. Werdegar) and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2023.

On March 26, 2023, the record date for the Meeting, there were 100,000 shares of Common Stock, $.001 par value (“Shares”) of the Fund outstanding and entitled to vote. 100% of the Shares are owned by the Fund’s sole shareholder, Venture Lending & Leasing VIII, LLC (the “LLC”), the members of which (“Members”) have pass-through voting rights such that the LLC, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the Members.  The election of each of the nominated directors required the prior approval of the holders of at least a plurality of the outstanding shares of membership interest of the LLC (the “LLC Shares”) and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2023 required the prior approval of at least a majority of the outstanding LLC Shares.

Three hundred sixty-four thousand seven hundred sixty and nine tenths (364,760.90) out of four hundred fifteen thousand one hundred fifty-two and five tenths (415,152.50) total outstanding LLC Shares, or 87.86% of the LLC Shares, were cast in favor of the election of each of the four members of the Board of Directors and in favor of the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2023.  No LLC Shares were cast against or withheld for either of the proposals presented at the Meeting. Consequently, the LLC cast 100% of the Shares in favor of approval of both of the proposals presented at the Meeting.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE LENDING & LEASING VIII, INC.
(Registrant)

By:	/s/ Jared S. Thear
Jared S. Thear
Chief Financial Officer

Date: May 23, 2023